==============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): July 7, 2005

                          Lehman ABS Corporation, on
                                  behalf of:

                     Corporate Backed Trust Certificates,
               Toys "R" Us Debenture-Backed Series 2001-31 Trust
          -----------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    001-31857              13-3447441
-----------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File       (I.R.S. Employer
     of Incorporation)                  Number)           Identification No.)


Lehman ABS Corporation
745 Seventh Avenue
New York, New York                                                 10019
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code: (212) 526-7000
                                                   ----------------

                                 Not Applicable
                                 --------------
            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
       (17 CFR 240.14a-12(b))

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

=============================================================================

The Corporate Backed Trust Certificates, Toys "R" Us Debenture-Backed Series 2001-31 Trust, which we refer to herein as the "Trust," was formed pursuant to the Standard Terms for Trust Agreements, dated as of January 16, 2001, between Lehman ABS Corporation, as depositor, and U.S. Bank Trust National Association, as trustee, as supplemented by the Series Supplement in respect of the Trust dated as of July 31, 2001.

Item 8.01. OTHER EVENTS

On June 3, 2004, the Trustee gave notice to the Certificateholders that Toys "R" Us, Inc. had initiated a tender offer (the "Tender Offer") to repurchase any and all of the $13,090,000 principal amount 8.75% Debentures due September 1, 2021 (the "Underlying Securities") issued by Toys "R" Us, Inc. and held by the Trust. In accordance with the terms of the governing documents, the notice stated that the Trustee would be required to reject the Tender Offer unless the Trustee received direction by 100% of the Certificateholders to accept the Tender Offer and requested Certificateholders to provide direction to accept or reject the Tender Offer by June 23, 2005.

The Trustee did not receive direction from 100% of the Certificateholders to accept the Tender Offer.

No other reportable transactions or matters have occurred during the current reporting period.

Toys "R" Us, Inc., the issuer of the underlying securities, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For information on the issuer of the underlying securities, please see its periodic and current reports filed with the Securities and Exchange Commission (the "Commission") under Toys "R" Us, Inc.'s Exchange Act file number, 001-11609. The Commission maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system, or "EDGAR." Periodic and current reports and other information required to be filed pursuant to the Exchange Act by the issuer of the underlying securities may be accessed on this site. Neither the Depositor nor the Trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither the Depositor nor the Trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  July 7, 2005


                                         Lehman ABS Corporation


                                         By: /s/     Charles M. Weaver
                                             ------------------------------
                                         Name:       Charles M. Weaver
                                         Title:      Vice President




                                      3